Exhibit 10.2

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

BIOTRICITY INC.

By:
Name:	Waqaas Al-Siddiq
Title:	CEO

BUYER:

IONIC VENTURES, LLC

By:
Name:
Title: